Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 04/26/10
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
25,855,672.92
1,250,000,000.00
84,622,770.30
238,561.50
1,548,489.27
0.00
1,787,050.77
83,074,281.03
918,980.66
1.19448939
Total
Distribution
545,043.81
1.36260953
1.22530755
Balance
64.63918230
50,487,007.16
67.31600954
Certificate
Unpaid
Principal
Amount
0.00
0.00
Principal
533,173.29
1.33293323
895,867.04 23,113.62
Interest
11,870.52
0.02967630
0.03081816
Distribution Summary
750,000,000.00
Beginning
Certificate
Balance
26,388,846.21
65.97211553
68.51049893
Original
Certificate
Balance
400,000,000.00
51,382,874.20
92975RAA6
92975RAB4 0.506060%
Cusip
Class
Factors per Thousand
0.506060%
A-II-1
A-I-1
A-II-2
92975RAC2 1.496000% 100,000,000.00
Ending
Factors per Thousand
Certificate
Rate
1.19448939
6,851,049.89 9,110.37 119,448.94 0.00
0.00 0.00
128,559.31 6,731,600.95
Factors per Thousand 68.51049892 0.09110370 1.28559309 67.31600953
Certificate
n/a 0.000000% 0.00 14,170,862.55 194,466.99 194,466.99 14,122,931.26
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Distribution Date: 04/26/10
Statement to Securityholders
Distribution Date: 04/26/10
* The Rapid Amortization Tranche does not affect the bond distribution.
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
Excluded Balance
Rapid
Amortization
Original
Beginning
Total
Ending
Tranche
Cusip
Rate
Balance
Balance
Payments
Draws
Losses
Distribution
Balance
Excluded*
n/a n/a 0.00 13,532,457.48 -144,776.16 323,022.97 0.00 178,246.81 13,710,704.29
Pool I
Excluded*
n/a n/a 0.00 29,508,584.43 -173,905.29 562,942.67 -10,890.01 378,147.37 29,886,731.80
Pool II
Excluded*
n/a n/a 0.00 43,041,041.91 -318,681.45 885,965.64 -10,890.01 556,394.18 43,597,436.09
Total
-10,890.01
556,394.18
43,597,436.09
0.00
43,041,041.91
-318,681.45
885,965.64
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 04/26/10
Bond Interest Information
Type of
Certificate
Senior/Variable
Senior/Variable
Senior/Auction
Residual
* Original Ratings of the Offered Certificates per the Prospectus Supplement dated June 25, 2003
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
Cusip
92975RAA6
92975RAB4
Period
32/360
32/360
- -
AAA
Aaa AAA
Aaa AAA
-
Aaa
Moody's
10.68962%
Accrual
12.01002%
Certificate
A-I-1
A-II-1
A-II-2
Class
S & P
Fitch
Original Rating*
Original Rating*
Original Rating
- -
32/360 n/a
n/a
n/a
92975RAC2
n/a
WAC Rate
Class Net
12.01002%
LIBOR/Auction
0.24606%
0.24606%
1.49600%
-
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Distribution Date: 04/26/10
Statement to Securityholders
Distribution Date: 04/26/10
Bond Interest Information
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
0.00
0.00
0.00 92975RAC2 9,110.37 0.00 0.00
92975RAB4 23,113.62 0.00 0.00
Interest Due
Interest Carryforward
Interest Carryforward
92975RAA6 0.00 0.00 A-I-1
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
11,870.52
A-II-1
A-II-2
Class
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 04/26/10
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Account
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
0.00
1,838,792.63
Collection Activity
0.00
Total
196,232.71 290,303.36
0.00
1,015,315.98
0.00
0.00
0.00
0.00
0.00
0.00
Pool I
Pool II
533,173.29
0.00
0.00
0.00
196,232.71
1,015,315.98
0.00
0.00
0.00
1,211,548.69
94,070.65
0.00
0.00
94,070.65
0.00
0.00
0.00
627,243.94
0.00
0.00
0.00
0.00
0.00
0.00
0.00
533,173.29
0.00
0.00
0.00
290,303.36
0.00
1,548,489.27
0.00
0.00
1,548,489.27
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 04/26/10
Beginning Collateral Balance
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Gross WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
9,137,806.00 2,849,542.23 6,288,263.77
18,681.38
14,170,862.55
14,122,931.26
0.00
47,931.29
8,837,898.55
8,819,217.17
0.00
1,250,033,330.44
23,842
4.274%
850,033,296.68 400,000,033.76
9,301
4.276%
231
5,303,714.09
-
-
Original Information
14,541
4.273%
232
98,793,632.85
97,197,212.29
47,931.29
5,274,012.67
3.361%
29,249.91
67,071,822.64
66,037,825.28
18,681.38
4,500,507.93
3.357%
146
86
16.727%
-
31,721,810.21
31,159,387.01
150
81
18.405%
-
5,332,964.00
0.00
29,249.91
773,504.74
3.370%
Overcollateralization Information
-
-
17.269%
Pool I
Collateral Information
Periodic Information
Pool II
Total
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 04/26/10
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Account
Ending Balance
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
0.00
0.00
0.00
0.00 0.00
0.00
0.00
0.00
0.00
0.00
0.00 0.00
0.00
0.00
Additional Account Activity
Pool I
Pool II
Total
0.00 0.00
0.00
0.00
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 04/26/10
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
Delinquency Information
60,020.77 1
%
0.989%
0.193%
Pool I
3.675%
0.191%
0.339%
0.000%
1.484%
105,526.49
0.00
2
0
1
7
1,145,055.96
2 59,398.40
0.117%
#
$
%
$
#
#
3 308,226.12
8
$
481,511.77
36,303.72
20
462,315.58
%
1.545%
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Distribution Date: 04/26/10
Statement to Securityholders
Distribution Date: 04/26/10
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
#
$
%
1 101,998.52 0.154%
#
$
%
9 2,136,048.32 3.235%
10 2,263,471.13 3.428%
30 4,131,796.86 6.257%
2 607,308.60 0.920%
4 470,207.54 0.712%
3 138,541.23 0.210%
2 182,731.27 0.277%
Delinquency Information
Pool II
#
$
%
9 469,537.09 0.711%
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 04/26/10
3 Largest Mortgage Loan Balances
Servicing Fee Additional Balances created during the first
Enhancer Premium Rapid Amortization Period
Indenture Trustee Expenses Additional Balance Increase Amount payable
Paying Agent Expenses
to Certificateholders
Additional Balance Increase Amount payable
Total Fees
from Principal Collections
Condition 1 in effect?
Condition 2 in effect?
Condition 3 in effect?
Cumulative Liquidation Loss Amount %
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Revolving (Yes / No) Net Excess Spread
Managed Amortization (Yes / No) Net Excess Spread % - Current
Rapid Amortization (Yes / No)
Net Excess Spread % - 2 mth avg
Net Excess Spread % - 3 mth avg
Percentage Interest - Class A-I-1
Percentage Interest - Class A-II-1
Percentage Interest - Class A-II-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
Servicer Termination Trigger Active (Yes/No)
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
8.103%
Amortization Period
16,516.03
No
0.00
No
Yes
No
No
Yes
No
Yes
10.465%
13,217.42
3,298.61
0.00
0.00
0.00
27,946.59
0.00
35,225.83
60.773%
Additional Reporting Items
Pool I
Pool II
7,279.24
Additional Information
Fees
3,168,866.36
0.00
No
0.00
11.325%
11.172%
31.124%
0.00
787,165.84
0.422%
0.00
0.00